                                                        EXHIBIT 10.38

No. 1                                                           1,150,000 Shares



                           TRANS WORLD AIRLINES, INC.
                             STOCK PURCHASE WARRANT
               TO PURCHASE SHARES OF COMMON STOCK, $.01 PAR VALUE

                          Void After August 22, 1996.


         This is to certify that, for value received, Trans World Airlines, Inc., not for itself but solely as disbursing agent (the "Disbursing Agent") for and on behalf of those aircraft lessors and other parties to be named by GE Capital Aviation Services, Inc. ("GECAS"), its successors and registered assigns, pursuant to the Agreement (as hereinafter defined), is entitled upon the due exercise hereof at any time during the period commencing on August 23, 1995 and terminating at 5:00 p.m., New York Time, on August 22, 1996, to purchase One Million One Hundred Fifty Thousand (1,150,000) shares (subject to adjustment as provided in Section 9 hereof) of the $.01 par value Common Stock of Trans World Airlines, Inc. (the "Company" or "TWA") at a price per share as specified in Section 2 of this Warrant and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions specified herein. This TWA Stock Purchase Warrant has been issued pursuant to Section 6.1.2(i) of the Plan (as hereinafter defined). The Disbursing Agent shall be entitled to have this TWA Stock Purchase Warrant reissued in one or more warrants directly to the parties to be named by GECAS as above provided and, in the event, GECAS does not direct that all the warrants be issued under the Agreement, such warrants shall be cancelled upon TWA's written direction to the Disbursing Agent.

                                       1.

         CERTAIN DEFINITIONS. Unless the context otherwise requires, the following terms as used in this Warrant herein shall have the following meanings:

                        (A) AFFILIATE. Of any person means a person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such person. The term "control" as used with respect to any person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise.

                        (B) AGREEMENT. The Agreement dated as of December 16, 1994, as amended to date, between GECAS and TWA, and as the same may be further amended from time to time.

                        (C) AVERAGE MARKET VALUE. The average of the Closing Prices for the security in question for the thirty trading days immediately preceding the date of determination.

                        (D)     CLOSING PRICE.

                                (a) If the primary market for the security in question is the American Stock Exchange or other National Securities Exchange, the NASDAQ National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security on such exchange or in such quotation system for such day, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the highest closing or last bid quotations therefor on such exchange or quotation system on such trading day, or;

                                (b)      If the primary market for such
                        security is not such an exchange or quotation market in which last sale transactions are contemporaneously reported, the last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate.

                        (E) COMMON STOCK. The Company's $.01 par value Common Stock issued on or after the effective date of the Plan, any stock into which such stock shall have been changed or any stock resulting from reclassification of such stock.

                        (F) COMPANY OR TWA. Trans World Airlines, Inc., a Delaware corporation, and its successors and assigns.

                        (G) CONVERTIBLE SECURITIES. Evidences of indebtedness, shares of stock (other than Common Stock) or other securities which are directly or indirectly convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

                        (H) DISBURSING AGENT. Trans World Airlines, Inc., solely in its capacity as Disbursing Agent under the Plan and not in its individual capacity.

                        (I)     EFFECTIVE DATE.  August 23, 1995.

                        (J) EMPLOYEE PREFERRED STOCK. The shares of $.01 par value preferred stock of the Company as defined in Section
               1.1.57 of the Plan.

                        (K) EXERCISE PRICE. The price specified in Section 2 hereof, as the same shall be adjusted from time to time pursuant to the provisions of this Warrant.

                        (L)     FAIR MARKET VALUE.

                                (a)      As to Other Securities regularly
                        traded in the organized securities markets, the Average Market Value thereof; and,

                                (b) As to all Other Securities and other property, the fair value thereof as shall be determined in good faith by the Board of Directors of the Company at the time of authorization of the transaction giving rise to the right to receive such property.

                        (M) HOLDER OR WARRANT HOLDER. [GECAS] and its successors and registered assigns of this Warrant.

                        (N)     INITIAL HOLDER.  GECAS and its successors.

                        (O) OTHER SECURITIES. Any stock and other securities of the Company (other than Common Stock) or of any other person which the Holder of this Warrant shall become entitled to receive upon exercise of this Warrant.

                        (P) OUTSTANDING STOCK PURCHASE RIGHTS. The options, warrants, equity rights, Convertible Securities and other Stock Purchase Rights which are issuable under the Plan or otherwise described in the Registration Statement which entitle the holders thereof to purchase or receive shares of the Common Stock of the Company, either with or without the payment of consideration or additional consideration, all of which options, warrants, convertible securities and stock purchase rights are listed on Schedule A hereto.

                        (Q) PLAN. The Joint Plan of Reorganization of TWA and TWA Gate Holdings, Inc. filed in TWA's Chapter 11 Case No. 95-43748-399 confirmed by the United States Bankruptcy Court for the Eastern District of Missouri on August 4, 1995.

                        (R) REGISTRATION STATEMENT. Registration Statement no. 33-89764 of the Company relating to the Plan filed on October 11, 1994 with, and as declared effective on May 12, 1995 by, the Securities and Exchange Commission.

                        (S) SERIES A WARRANTS. The 10 year warrants to purchase Common Stock, as defined in Section 1.1.140 of the Plan.

                        (T) SEVEN YEAR WARRANTS. The 7 year warrants to purchase Common Stock, as defined in Section 1.1.180 of the Plan.

                        (U) STOCK PURCHASE RIGHTS. Warrants, options, equity rights or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

                        (V) TRANSFER AGENT means American Stock Trust and Transfer Company, 40 Wall Street, New York, New York 10005 or such other transfer agent as the Company may, from time to time designate.

                        (W) WARRANT AGENT. The Agent maintained by the Company pursuant to Section 5 hereof for the presentment of this Warrant for exercise, transfer, exchange or repurchase.

                                       2.

       EXERCISE PRICE. Subject to the adjustments provided for elsewhere in this Warrant, the Exercise Price per share shall be $.01.

                                       3.

       EXERCISE. This Warrant may be exercised by the Holder, as to the whole or any part of the shares of Common Stock covered hereby, in whole shares, by surrender of this Warrant at the principal office of the Company's Warrant Agent, with the form of election to subscribe attached hereto duly executed and upon tender of payment to the Warrant Agent of the Exercise Price for shares so purchased in cash or by certified check or bank draft drawn on New York or St. Louis funds. Upon the date of such receipt by Warrant Agent (herein called the "Exercise Date"), this Warrant shall be deemed to have been exercised and the person exercising the same to have become a holder of record of shares of Common Stock (or of the other securities or property to which he or it is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the Holder or its transferee within a reasonable time (not exceeding five (5) business days), after this Warrant shall have been exercised as set forth hereinabove. If this Warrant shall be exercised in respect of a part only of the shares of Common Stock covered hereby the Holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

                                       4.

       TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of the shares of Common Stock upon exercise of this Warrant. The Holder hereof shall be responsible for all other taxes which may be payable in respect of the exercise or receipt of this Warrant and in respect any transfer involved in the issuance and delivery of any certificate in a name other than that of the registered Holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                                       5.

       WARRANT AGENT. The Company shall at all times while any portion of this Warrant remains outstanding and exercisable appoint, keep and maintain a Warrant Agent, which may be the Company, and such Warrant Agent shall keep and maintain at its principal office a register in which, subject to such reasonable regulations as it and the Company may prescribe, the registration, transfer and exchange of this Warrant shall be provided for. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant. If at any time, the Company shall change such Warrant Agent, it shall promptly give notice by certified or registered mail to the registered Holder hereof of the name of such new Warrant Agent and of the place or places at which this Warrant may be presented for transfer, exchange or exercise. The terms of the Agreement between the Company and the Warrant Agent at any time in effect will be in conformity with the terms of this Warrant.

                                       6.

       TRANSFER. Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the offices of the Warrant Agent, together with the form of transfer authorization attached hereto duly executed. Absent any such transfer, the Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

                                       7.

       EXCHANGE. This Warrant is exchangeable, upon the surrender hereof by the Holder at the offices of the Warrant Agent, together with the form of transfer authorization attached hereto duly executed, for new warrants, in such denominations as Holder shall designate at the time of surrender for exchange; of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new warrants to represent the right to subscribe for and purchase not less than 500 shares of Common Stock (except to the extent necessary to round out the balance of the number of shares purchasable hereunder).

                                       8.

       COVENANTS OF ISSUER. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. The Company will provide to, or make available to, as the case may be, the Holder of this Warrant the same information, reports and notices as it shall provide to, or make available to, the holders of its Common Stock.

                                       9.

       ADJUSTMENTS TO NUMBER OF SHARES PURCHASABLE. The number of shares of Common Stock purchasable pursuant to this Warrant shall be subject to adjustment from time to time as follows:

               (a) In case, at any time during the period in which this Warrant is exercisable, the Company shall pursuant to the Plan and/or the exercise of Outstanding Stock Purchase Rights, issue, other than pursuant to this Warrant, the Series A Warrants and/or the Seven Year Warrants, additional shares of Common Stock such that the aggregate number of shares of Common Stock and Employee Preferred Stock outstanding would (exclusive of shares of Common Stock issued pursuant to this Warrant, the Series A Warrants and/or the Seven Year Warrants) exceed 45,000,000 (other than as a result of a subdivision, combination or stock dividend as provided for in Section 9(b) or a consolidation, merger or sale of assets as provided for in Section 9(c)), then and thereafter the number of shares of Common Stock which the Holder of this Warrant shall be entitled to purchase (calculated immediately prior to such issuance), shall be increased in direct proportion to the increase in the aggregate number of shares of Common Stock and Employee Preferred Stock of the Company outstanding in excess of 45,000,000 by reason of such issuance.

               (b) In case, at any time during the period in which this Warrant is exercisable, the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of shares of Common Stock then outstanding into a different number of shares, with or without par value, then and thereafter the number of shares of Common Stock which the Holder of this Warrant shall be entitled to purchase (calculated immediately prior to such change), shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock of the Company by reason of such change, and the Exercise Price of the shares of such Common Stock after such change shall, in case of any decrease in the number of shares of Common Stock, be proportionately increased.

               (c) In case of, at any time during the period in which this Warrant is exercisable, any reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend as provided for in Section 9(b)), or in case of, at any time during the period in which this Warrant is exercisable, any consolidation of the Company with, or merger of the Company into, another corporation, or in case of, at any time during the period in which this Warrant is exercisable, any sale of all, or substantially all, of the property, assets, business and good will of the Company as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall provide that the Holder of this Warrant shall thereafter be entitled to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which this Warrant entitles the Holder hereof to purchase immediately prior to such reclassification, change, consolidation, merger or sale. Any such successor corporation, which thereafter shall be deemed to be the Company for purposes of this Warrant, shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9 above, provided that all outstanding stock purchase rights relating to the common stock of any entity which the Company is consolidated with or merged into which were outstanding prior to the effective date of such merger or consolidation shall become "Outstanding Stock Purchase Rights" for the purpose of computations of this Section 9.

                                      10.

       HOLDER'S RIGHTS. This Warrant shall not entitle the Holder to any rights of a stockholder of the Company, except that should the Company, during the period in which this Warrant is exercisable, (i) declare a dividend upon the Common Stock payable otherwise than in (A) cash out of earnings or earned surplus (computed in accordance with generally accepted accounting principles) or (B) Common Stock or securities convertible into Common Stock or ticket vouchers for the purchase at a discount on air transportation on TWA, or (ii) make any other distribution (not excepted by CLAUSE (i)) in respect of the Common Stock, then, thereafter, the Warrant Holder, upon exercise of this Warrant, shall receive the number of shares of Common Stock purchasable upon such exercise and, in addition and without further payment, the cash, stock or other securities and/or other property which the Warrant Holder would have received by way of dividends (otherwise than in cash out of such earnings or earned surplus or in Common Stock or securities convertible into Common Stock) and/or any other distributions in respect of the Common Stock as if, continuously since the date hereof, such Warrant Holder (a) had been the record holder of the number of shares of Common Stock then being purchased, and (b) had retained all such cash, stock and other securities (other than Common Stock or securities convertible into Common Stock) and/or other property payable in respect of such Common Stock or in respect of any stock or securities paid as dividends and originating directly or indirectly from such Common Stock.

                                      11.

       NOTICES. If there shall be any adjustment as provided above in Section 9, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of such Common Stock upon exercises of this Warrant, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the registered Holder of this Warrant at the address of such Holder shown on the books of the Warrant Agent, which notice shall be accompanied by an explanation prepared by independent public accountants of recognized national standing (which may be the Company's independent public accountants) setting forth in reasonable detail the basis for the Holder's becoming entitled to purchase such shares and the number of shares which may be purchased and the Exercise Price thereof, or the facts requiring any such adjustment and the Exercise Price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

                                      12.

       DISSOLUTION OR LIQUIDATION. In the event of any proposed dissolution or total liquidation of the Company, other than in connection with a consolidation, merger or sale of all, or substantially all, of its property, assets, business and goodwill as an entirety, the Company shall forthwith cause written notice hereof to be sent by registered mail, postage prepaid, to the registered Holder of this Warrant at the address of such Holder shown on the books of the Company. Such notice shall be given not later than 30 days prior to any record date fixed for the purpose of determining shareholders entitled to participate in any liquidating distribution.

                                      13.

       CASH IN LIEU OF FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. If, by reason of any change made pursuant to Sections 9 or 10 hereof, the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a share, the Holder shall, upon such exercise, be entitled to purchase the remaining fractional interest to which he would not be entitled hereunder for an amount in cash equal to the Average Market Value (or in the absence thereof, the Fair Market Value) of such fractional interest, determined as of the Exercise Date.


                                      14.

       LOST, STOLEN, MUTILATED, OR DESTROYED WARRANTS. If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose, issue a new warrant of like denomination, tenor, and date as the warrant so lost, stolen, mutilated, or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed warrant shall be at any time enforceable by anyone.

                                      15.

       APPLICABLE LAW. The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of New York.

                                      16.

       SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder hereof and shall be enforceable by the Company and any such Holder.

                                      17.

       HEADINGS. Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 23rd day of August, 1995, by its duly authorized officer.

                                              TRANS WORLD AIRLINES, INC.




                                              By:
                                                 --------------------------
                                                   Vice President
ATTEST:

-------------------------
     Secretary

(Corporate Seal)

                                   EXHIBIT A

          [Subscription Form to Be Executed Upon Exercise of Warrant]


       The undersigned, registered holder or assignee of such registered holder of the within Warrant, hereby (1) subscribes for ________ Share Units which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes the full cash payment therefor called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:



                                              __________________________________
                                                           (Name)


                                              __________________________________
                                                           (Address)


                                              Signature
                                                       -------------------------

Dated
     -------------------

_________________________________________________________________

       NOTICE: The signature on this subscription form must correspond with the name as written upon the face of the within Warrant, or upon the assignment form attached as Exhibit B to the Warrant, in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, New York or St. Louis, Missouri, or by a firm having membership on a registered national securities exchange and an office in New York, New York or St. Louis, Missouri.

                                   EXHIBIT B

                                  [Assignment]

(To be executed by the registered holder to effect a transfer of the within Warrant)

       FOR VALUE RECEIVED _____________________ hereby sell, assign, and transfer unto ______________, of _______________, the right to purchase ________ Shares evidenced by the within Warrant, and do hereby irrevocably constitute and appoint ______________________________ to transfer such right on the books of the Company, with full power of substitution.

Dated:                     19
      -------------------,   ---



                                              __________________________________
                                                             Signature


_________________________________________________________________

       NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, New York, or St. Louis, Missouri or by a firm having membership on a registered national securities exchange and an office in New York, New York or St. Louis, Missouri.

                                   Schedule A


Common Stock Issued or Issuable to holders of:
Old Common Stock:
     (Non-employees)                                            235,807
     (Employees)                                                335,334
Old Preferred Stock                                           1,280,000
PBGC                                                          4,166,667
Old 10% Notes                                                 2,300,000
CIT                                                             208,344

Common Stock to Non-Contract Employees                        1,026,694

Employee Preferred Stock                                      6,425,118

Public Warrants                                               1,747,132

Equity Rights                                                13,235,709(1)

Contingent Series A Warrants                                                 0(2)

GE Warrants                                                   1,150,000

Conditional Consideration                                     7,755,726(3)


Options Issued under the 1994 Key Employee Stock Incentive Plan:

Options have been granted for the purchase of an aggregate number of shares of Common Stock equaling 3 1/3% of the Post-Restructuring Common Stock; as of the Effective Date, this number was not yet determinable.

Employee Equity Ownership Program:

This Program is designed to enable TWA's employees to increase incrementally their level of ownership of the combined total of the outstanding shares of the Company's Common Stock and Employee Preferred Stock to between 30% and
40% over a seven-year period. As of the Effective Date, the number of shares of Common Stock issuable under the Program was not yet determinable.


-----------------------------
     1 without rounding for fractional shares otherwise issuable

     2 these warrants were only issuable upon the fulfillment of certain conditions which did not occur; therefore, these warrants were not and will not be issued.

     3 represents the maximum number of shares of Common Stock potentially issuable to holders of old 8% and 10% Notes in the First and Second
Supplemental Distribution. The actual number of shares of Common Stock issued will vary and be substantially below this amount.